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EXHIBIT 10.8

                                             September 29, 1999

Mr. Robert C. Singer
114013 Foxland Road
Phoenix, MD  21131

Dear Bob:

We are excited with the opportunity of your joining the TESSCO team. I believe the opportunity for personal and professional growth in the position of "Sr. Vice President and Chief Financial Officer" to be outstanding, and I am confident we will continue to grow TESSCO in the coming years.

I have summarized the employment arrangements that we have agreed upon:

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
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Annual Base Salary              $200,000.00
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Bonus                           Potential 60 percent of annual base for meeting
                                goal (20 percent unit and personal achievement; 40 percent company)
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Equity Options                  50,000
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Time                            Off Start with a balance of 1 week annual paid
                                time off and accrue from there starting at a
                                4-year tenure rate. Add 1 additional week at
                                beginning of your 4th month of employment and 1 additional week at beginning of your 7th month of employment
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Code                            of Conduct Letter Offer is contingent on the
                                return of the signed Code of Conduct Letter and successful completion of a pre-employment physical and drug screen
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Severance Agreement             As defined in attachment
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TESSCO start date               October 4, 1999
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Bob, I am excited about the opportunities that lie ahead with you at TESSCO. I look forward to hearing from you.

Best regards,

/s/ Robert B. Barnhill

Robert B. Barnhill, Jr.
Chairman and CEO